                                                                     EXHIBIT N.9

         MARKET SHARES FOR UTILITIES IN ILLINOIS AND BORDERING STATES
                (COMPANIES LISTED IN ORDER OF CUSTOMERS SERVED)


                             [GRAPH APPEARS HERE]

                                  EXHIBIT N-9

          MARKET SHARE FOR UTILITIES IN ILLINOIS AND BORDERING STATES
                          COMPANIES SORTED BY REVENUE

                                              Revenue                    Share of      Cumulative
Holding Company                           (millions of $)      Rank       Total           Share
-----------------------------------------------------------------------------------------------
Unicom Corp.                                      7,136           1        14.0%          14.0%
American Electric Power Co., Inc.                 7,054           2        13.8%          27.7%
Cinergy Corp.                                     5,498           3        10.7%          38.5%
Ameren Corp.                                      3,436           4         6.7%          45.2%
Northern States Power Co.                         3,146           5         6.1%          51.4%
Columbia Energy Group, Inc.                       2,282           6         4.5%          55.8%
ILLINOVA CORP.                                    2,135           7         4.2%          60.0%
Alliant Energy Corp.                              1,984           8         3.9%          63.9%
NiSource, Inc.                                    1,848           9         3.6%          67.5%
Nicor, Inc.                                       1,731          10         3.4%          70.9%
MidAmerican Energy Holdings Co.                   1,706          11         3.3%          74.2%
LG&E Energy Corp.                                 1,700          12         3.3%          77.5%
Wisconsin Energy Corp.                            1,679          13         3.3%          80.8%
Peoples Energy Corp.                              1,238          14         2.4%          83.2%
Kansas City Power & Light Co.                       939          15         1.8%          85.1%
UtiliCorp United, Inc.                              892          16         1.7%          86.8%
Southern Union Co.                                  882          17         1.7%          88.5%
IPALCO Enterprises, Inc.                            786          18         1.5%          90.1%
WPS Resources Corp.                                 759          19         1.5%          91.5%
Cilcorp, Inc.                                       579          20         1.1%          92.7%
Wicor, Inc.                                         537          21         1.0%          93.7%
Indiana Energy, Inc.                                528          22         1.0%          94.8%
Minnesota Power, Inc.                               526          23         1.0%          95.8%
Atmos Energy Corp.                                  502          24         1.0%          96.8%
Ohio Valley Electric Corp.                          460          25         0.9%          97.7%
SIGCORP, Inc.                                       383          26         0.7%          98.4%
Madison Gas & Electric Co.                          277          27         0.5%          99.0%
Empire District Electric Co.                        239          28         0.5%          99.4%
St. Joseph Light & Power Co.                         95          29         0.2%          99.6%
Wisconsin Fuel & Light Co.                           51          30         0.1%          99.7%
Delta Natural Gas Co., Inc.                          39          31         0.1%          99.8%
Consolidated Water Power Co.                         37          32         0.1%          99.9%
Mount Carmel Public Utility Co.                      13          33         0.0%          99.9%
Northwestern Wisconsin Electric Co.                  11          34         0.0%          99.9%
Midwest Bottle Gas Co.                                9          35         0.0%          99.9%
Illinois Gas Co.                                      9          36         0.0%          99.9%
Wisconsin River Power Co.                             5          37         0.0%         100.0%
Consumers Gas Co.                                     5          38         0.0%         100.0%
Master Gas Service Co.                                4          39         0.0%         100.0%
St. Croix Valley Natural Gas Co., Inc.                4          40         0.0%         100.0%
Indiana Utilities Corp.                               3          41         0.0%         100.0%
Natural Gas, Inc.                                     2          42         0.0%         100.0%
North Central Power Co., Inc.                         2          43         0.0%         100.0%
Pioneer Power & Light Co.                             2          44         0.0%         100.0%
Fidelity Natural Gas, Inc.                            1          45         0.0%         100.0%

Total                                            51,153

                                  EXHIBIT N-9

          MARKET SHARE FOR UTILITIES IN ILLINOIS AND BORDERING STATES
                          COMPANIES SORTED BY ASSETS

                                              Assets                     Share of      Cumulative
Holding Company                           (millions of $)      Rank       Total           Share
---------------------------------------------------------------------------------------------------
Unicom Corp.                                     26,223           1          20.0%        20.0%
American Electric Power Co., Inc.                16,847           2          12.9%        32.9%
Cinergy Corp.                                    10,617           3           8.1%        41.0%
Ameren Corp.                                      9,203           4           7.0%        48.0%
Northern States Power Co.                         8,065           5           6.2%        54.2%
ILLINOVA CORP.                                    7,784           6           5.9%        60.1%
NiSource, Inc.                                    4,999           7           3.8%        63.9%
Wisconsin Energy Corp.                            4,839           8           3.7%        67.6%
Alliant Energy Corp.                              4,808           9           3.7%        71.3%
LG&E Energy Corp.                                 4,391          10           3.4%        74.6%
MidAmerican Energy Holdings Co.                   4,342          11           3.3%        77.9%
UtiliCorp United, Inc.                            4,032          12           3.1%        81.0%
Nicor, Inc.                                       2,956          13           2.3%        83.3%
Kansas City Power & Light Co.                     2,845          14           2.2%        85.4%
Columbia Energy Group, Inc.                       2,424          15           1.9%        87.3%
IPALCO Enterprises, Inc.                          2,123          16           1.6%        88.9%
Minnesota Power, Inc.                             2,089          17           1.6%        90.5%
Peoples Energy Corp.                              2,083          18           1.6%        92.1%
WPS Resources Corp.                               1,734          19           1.3%        93.4%
Southern Union Co.                                1,518          20           1.2%        94.6%
Cilcorp, Inc.                                     1,440          21           1.1%        95.7%
SIGCORP, Inc.                                     1,085          22           0.8%        96.5%
Indiana Energy, Inc.                                847          23           0.6%        97.2%
Wicor, Inc.                                         787          24           0.6%        97.8%
Atmos Energy Corp.                                  684          25           0.5%        98.3%
Empire District Electric Co.                        674          26           0.5%        98.8%
Madison Gas & Electric Co.                          655          27           0.5%        99.3%
Ohio Valley Electric Corp.                          357          28           0.3%        99.6%
St. Joseph Light & Power Co.                        250          29           0.2%        99.8%
Delta Natural Gas Co., Inc.                         106          30           0.1%        99.8%
Wisconsin Fuel & Light Co.                           57          31           0.0%        99.9%
Consolidated Water Power Co.                         37          32           0.0%        99.9%
Northwestern Wisconsin Electric Co.                  22          33           0.0%        99.9%
Wisconsin River Power Co.                            18          34           0.0%        99.9%
Mount Carmel Public Utility Co.                      17          35           0.0%       100.0%
Midwest Bottle Gas Co.                               15          36           0.0%       100.0%
Illinois Gas Co.                                     12          37           0.0%       100.0%
North Central Power Co., Inc.                         7          38           0.0%       100.0%
Consumers Gas Co.                                     6          39           0.0%       100.0%
Fidelity Natural Gas, Inc.                            5          40           0.0%       100.0%
Master Gas Service Co.                                5          41           0.0%       100.0%
Indiana Utilities Corp.                               4          42           0.0%       100.0%
St. Croix Valley Natural Gas Co., Inc.                4          43           0.0%       100.0%
Natural Gas, Inc.                                     2          44           0.0%       100.0%
Pioneer Power & Light Co.                             2          45           0.0%       100.0%

Total                                           131,019

                                  EXHIBIT N-9

          MARKET SHARE FOR UTILITIES IN ILLINOIS AND BORDERING STATES
                    COMPANIES SORTED BY NUMBER OF CUSTOMERS

                                            Customers                  Share of      Cumulative
Holding Company                            (thousands)        Rank       Total         Share
-----------------------------------------------------------------------------------------------
Unicom Corp.                                     3,445          1        11.5%            11.5%
American Electric Power Co., Inc.                2,955          2         9.8%            21.3%
Northern States Power Co.                        1,990          3         6.6%            27.9%
Columbia Energy Group, Inc.                      1,940          4         6.5%            34.3%
Cinergy Corp.                                    1,877          5         6.2%            40.6%
Nicor, Inc.                                      1,848          6         6.1%            46.7%
Ameren Corp.                                     1,801          7         6.0%            52.7%
Alliant Energy Corp.                             1,281          8         4.3%            57.0%
MidAmerican Energy Holdings Co.                  1,262          9         4.2%            61.2%
UtiliCorp United, Inc.                           1,157         10         3.8%            65.0%
LG&E Energy Corp.                                1,113         11         3.7%            68.7%
NiSource, Inc.                                   1,106         12         3.7%            72.4%
Wisconsin Energy Corp.                           1,005         13         3.3%            75.7%
Southern Union Co.                                 988         14         3.3%            79.0%
Peoples Energy Corp.                               963         15         3.2%            82.2%
ILLINOVA CORP.                                     962         16         3.2%            85.4%
WPS Resources Corp.                                658         17         2.2%            87.6%
Wicor, Inc.                                        513         18         1.7%            89.3%
Atmos Energy Corp.                                 501         19         1.7%            91.0%
Indiana Energy, Inc.                               477         20         1.6%            92.6%
Kansas City Power & Light Co.                      448         21         1.5%            94.1%
IPALCO Enterprises, Inc.                           423         22         1.4%            95.5%
Cilcorp, Inc.                                      395         23         1.3%            96.8%
Madison Gas & Electric Co.                         229         24         0.8%            97.5%
SIGCORP, Inc.                                      229         25         0.8%            98.3%
Minnesota Power, Inc.                              150         26         0.5%            98.8%
Empire District Electric Co.                       143         27         0.5%            99.3%
St. Joseph Light & Power Co.                        68         28         0.2%            99.5%
Wisconsin Fuel & Light Co.                          48         29         0.2%            99.7%
Delta Natural Gas Co., Inc.                         37         30         0.1%            99.8%
Northwestern Wisconsin Electric Co.                 11         31         0.0%            99.8%
Illinois Gas Co.                                    10         32         0.0%            99.9%
Midwest Bottle Gas Co.                              10         33         0.0%            99.9%
Mount Carmel Public Utility Co.                      9         34         0.0%            99.9%
Consumers Gas Co.                                    6         35         0.0%            99.9%
St. Croix Valley Natural Gas Co., Inc.               5         36         0.0%           100.0%
Master Gas Service Co.                               4         37         0.0%           100.0%
North Central Power Co., Inc.                        4         38         0.0%           100.0%
Indiana Utilities Corp.                              2         39         0.0%           100.0%
Pioneer Power & Light Co.                            2         40         0.0%           100.0%
Natural Gas, Inc.                                    2         41         0.0%           100.0%
Consolidated Water Power Co.                         1         42         0.0%           100.0%
Ohio Valley Electric Corp.                           0         43         0.0%           100.0%
Fidelity Natural Gas, Inc.                           0         44         0.0%           100.0%
Wisconsin River Power Co.                            0         45         0.0%           100.0%

Total                                           30,078